EXHIBIT B
                  THE DUN & BRADSTREET CORPORATION            EXHIBIT B
        LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1995
                                             State or Other       % Ownership
           Name                              Jurisdiction of     100% except
                                             Incorporation       as noted
_____________________________________________________________________________
A. C. NIELSEN COMPANY                      Delaware
   Addex, Inc.                             Delaware
      Nieuw Willemstad Holdings, Inc.      Delaware
   Nielsen Holding Ges.mbH                 Austria
      Dun & Bradstreet Information
        Services Gesellschaft mbH          Austria
           CMIS Coordinierte
           Management Informations         Austria
             Systeme, Ges.mbh
   A. C. Nielsen Company (Belgium) S.A.    Belgium
      The Dun & Bradstreet
        Corporation & Co. SNC              Belgium
   Palmetto Assurance Ltd.                 Bermuda
   A. C. Nielsen Chile Limitada            Chile
      A. C. Nielsen Chile S.A.             Chile                 51.0
   A. C. Nielsen de Colombia S.A.          Colombia              87.2
      Nielsen del Ecuador S.A.             Ecuador
   A. C. Nielsen (Argentina) S.A.          Delaware
      IPSA, S.A.                           Argentina             80.2
   Teollisuuden Tielopalvelu Industrial
    Intelligence Ltd. Oy                   Finland
      A.C. Nielsen Finland Oy              Finland
         Finnpanel Oy                      Finland               50.0
   Dun & Bradstreet Canada Holding, Ltd.   Ontario, Canada
      The D&B Companies of
        Canada Ltd.                        Ontario, Canada
         Dun & Bradstreet Finance Inc.     Ontario, Canada
         Dun & Bradstreet Software Services
           Canada L.P.                     Delaware
         Nielsen Korea Limited             Korea
      Interactive Data Canada Inc.         Ontario, Canada
   NCH Promotional Services, Inc.          Delaware
   Nielsen Holdings, Inc.                  Delaware
   Nielsen Leasing Corporation             Delaware
   A. C. Nielsen S.A.                      France
      Dun & Bradstreet-France S.A          France
         S&W S.N.R.C.-Wys Muller           France
            S&W Formation S.A.R.L.         France
            S&W S.A.                       Belgium
      Dun & Bradstreet Software
        Services (France) S.A.             France
      Moody's France S.A.                  France
      Nielsen A.E.M. Snc                   France
      Panel de Gestion S.A.R.L.            France                61.0
   A. C. Nielsen Hellas Ltd.               Greece
   A. C. Nielsen of Ireland Limited        Ireland
   D & B Group Limited                     Ireland
   D&B Marketing Information
     Services S.p.A                        Italy
      C.R.A. S.r.l.                        Italy                 60.0
      SITA, Societa per gli Indici
        Tessile e Abbigliamento-S.r.l.     Italy                 60.0
        Ciser S.r.l.                       Italy
        Management Tools S.r.l.            Italy                 60.0
        Dun & Bradstreet Holding
          (Belgium) S.A.                   Belgium

                  THE DUN & BRADSTREET CORPORATION            EXHIBIT B
        LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1995
                                             State or Other       % Ownership
           Name                              Jurisdiction of     100% except
                                             Incorporation       as noted
_____________________________________________________________________________

A. C. NIELSEN COMPANY (Continued)
   Nielsen Japan K.K.                       Japan
   A. C. Nielsen Company de
     Mexico, S.A. de C.V.                   Mexico
      Inmobiliaria Zeta, S.A. de C.V.       Mexico
   A. C. Nielsen (N.Z.) Limited             New Zealand
      AGB McNair Holdings Limited           New Zealand
         AGB Research NZ Ltd.               New Zealand
            OTR Research Limited            New Zealand
            Media Research Services Ltd.    New Zealand          75.0
   Nielsen Norge A/S                        Norway               65.0
   A/S Norsk Reklame-Statistikk             Norway               83.1
   Dun & Bradstreet Holdings Spain B.V      The Netherlands
      Dun & Bradstreet S.A                  Spain
         A. C. Nielsen Company S.A.         Spain
            INFOADEX S.A.                   Spain                50.0
   Nedro-Nielsen/ESEO-Estudios de
     Mercado Lda.                           Portugal
   A. C. Nielsen P.R. Inc.                  Puerto Rico
   A. C. Nielsen Singapore Pte. Ltd.        Singapore
   A. C. Nielsen Management Services S.A.   Switzerland
   A. C. Nielsen S.A.                       Switzerland
   Nielsen Medya Arastirma Hizmetleri
    Limited Sirketi                         Turkey
   Dataquest Incorporated                   California
      Dataquest Europe S.A.                 France
      DATAQUEST Japan Limited               Japan
      Dataquest Hong Kong Limited           Hong Kong
         Research Asia Pte. Limited         Singapore
         Research Asia Siam Limited         Thailand
         Research Asia (Taiwan) Limited     Taiwan

AMERICAN CREDIT INDEMNITY COMPANY           New York             95.0

CORINTHIAN HOLDINGS, INC.                   Delaware

D&B CORPORATION JAPAN K.K.                  Japan

D&B ENTERPRISES, INC.                       Delaware

D&B (R.I.C.) LTD.                           Delaware
   Dun & Bradstreet East-Vent Ltd.          Delaware             80.0
      Dun & Bradstreet C.I.S.               Russia
   Dun & Bradstreet India Private Limited   India
   Dun & Bradstreet-Satyam Software
     Private Limited                        India                76.0

D&B TRANSPORTATION SERVICES COMPANY, INC.   Delaware

DBHC, INC                                   Delaware
   Lexecon Health Service Inc.              Illinois

DUN & BRADSTREET COMPUTER LEASING, INC.     Delaware
   Fillupar Leasing Partnership             Delaware             98.0

                  THE DUN & BRADSTREET CORPORATION            EXHIBIT B
        LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1995
                                             State or Other       % Ownership
           Name                              Jurisdiction of     100% except
                                             Incorporation       as noted
_____________________________________________________________________________
DUN & BRADSTREET DIVESTITURE, INC           Delaware

DUN & BRADSTREET HOLDINGS, INC.             Delaware
   Dun & Bradstreet Pension Services, Inc.  Delaware
      NA Insurance Services, Inc.           California
   Erisco, Inc.                             New York

DUN & BRADSTREET, INC.                      Delaware
   Dun & Bradstreet Life Insurance Company  Arizona
   Duns Holding, Inc.                       Delaware
      D&B Acquisition Corp.                 Delaware
      Duns Licensing Associates, L.P.       Delaware             82.5
         Corinthian Leasing Corporation     Delaware
   Mergex, Inc.                             Delaware

DUN & BRADSTREET INTERNATIONAL, LTD.        Delaware
   Dun & Bradstreet (Australia)
     Holdings Pty.                          Australia
      Dun & Bradstreet (Australia)
        Group Pty. Ltd.                     Australia
         Arrebnac Pty. Ltd.                 Australia
            A. C. Nielsen (Holdings)
              Pty. Limited                  Australia
               A. C. Nielsen (Trading)
                 Pty. Limited               Australia
               A. C. Nielsen (Operations)
                 Pty. Limited               Australia
                  A. C. Nielsen Australia
                    Pty. Limited            Australia
               AGB McNair Holdings
                 Pty. Limited               Australia
                  AGB Research Holdings
                    Pty. Limited            Australia
                     Tart Research
                       Pty. Limited         Australia
                     AGB McNair
                       Pty. Limited         Australia
                        McNair Anderson
                          Associates        Australia
                           Pty. Limited
            College Mercantile Pty. Ltd.    Australia
               Dun & Bradstreet (Australia)
                  Pty. Limited              Australia
            Dun & Bradstreet (Nominees)
              Pty. Ltd.                     Australia
            Dun & Bradstreet Unit Trust     Australia
               Dun & Bradstreet
                 Software Services          Australia
                 Australia  Pty. Limited
            IMS Australia Pty. Ltd.         N.S.W., Australia
               Amfac Pty. Limited           N.S.W., Australia
               Chemdata Pty. Limited        N.S.W., Australia
               Data Design Hisoft
                 Pty. Limited               N.S.W., Australia
               Medrecord Australia
                 Pty. Limited               N.S.W., Australia
               Permail Pty. Limited         N.S.W., Australia
            Moody's Investors Service
              Pty. Limited                  Australia
            Nandette Pty. Limited           Australia
               Australian Independent
                 Media Data Pty. Ltd.       Australia            50.0
   Dun & Bradstreet S.A.                    Argentina
   N.V. Dun & Bradstreet-Eurinform S.A.     Belgium
   Dun & Bradstreet do Brasil Ltda          Brazil
      Companhia Brasileira de
        Pesquisa e Analise                  Brazil
   Dun & Bradstreet Ltda.                   Chile
   Dun & Bradstreet International
     Consultant (Shanghai) Co. Ltd.         China

                  THE DUN & BRADSTREET CORPORATION            EXHIBIT B
        LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1995
                                             State or Other       % Ownership
           Name                              Jurisdiction of     100% except
                                             Incorporation       as noted
_____________________________________________________________________________
DUN & BRADSTREET INTERNATIONAL, LTD. (Continued)
   Dun & Bradstreet Holdings-France, Inc.   Delaware
      Kosmos Business Information Limited   England
   D & B Group, Ltd.                        Delaware
      A. C. Nielsen (Holdings) Limited      England
         A. C. Nielsen Company Limited      England
            Dun & Bradstreet Software
              Services Limited              England
         Dun & Bradstreet Software
           Services Medium Systems Limited  England
      Advance-Peterholm Group Ltd.          England
         D & B Telephone Company Ltd.       England
      D&B Europe Limited                    England
         Dun & Bradstreet Limited           England
            Dataquest Europe Limited        England
               Dun & Bradstreet
                 Finance Ltd.               England
            Dun & Bradstreet Limited        Ireland
            Dun & Bradstreet Pension
              Trustees Limited              England
      Dun & Bradstreet (U.K.) Ltd.          England
      DunsGate Limited                      England
      Interactive Data Ltd.                 England
      IMS Holdings (U.K.) Limited           England
         Intercontinental Medical
           Statistics Ltd.                  England
            Imsworld Publications Ltd.      England
         PMS International Limited          England
         The Medical Direct Mail
           Organisation Ltd.                England
         Pharma Strategy Group Limited      England
      Moody's Investors Service Limited     England
      ST Europe plc                         England
         S.T. S.A.R.L.                      France
   Dun & Bradstreet Credit Control, Ltd.    Delaware
         Dun & Bradstreet (HK) Limited      Hong Kong
   Dun & Bradstreet (Israel) Ltd.           Israel
   Dunbrad, Inc.                            Delaware
   Dun & Bradstreet Credit
     Reporting (Israel)                     Israel
   Wiri Beleggingen B.V.                    The Netherlands
      Dun & Bradstreet Kosmos S.p.A.        Italy
         Argus Situazioni Aziendali S.r.l.  Italy
         Orefro L'Informazione S.p.A.       Italy
            Consorzio Manifatturieri S.r.l. Italy
            L'Informazione S.r.l.           Italy
            Orefro Data S.r.l.              Italy
            Orefro Media & Marketing S.r.l. Italy
   Dun & Bradstreet Business Information
     Services (Japan) K.K.                  Japan
   D&B Information Services (M) Sdn. Bhd.   Malaysia
   Dun & Bradstreet S.A. de C.V.            Mexico

                  THE DUN & BRADSTREET CORPORATION            EXHIBIT B
        LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1995
                                             State or Other       % Ownership
           Name                              Jurisdiction of     100% except
                                             Incorporation       as noted
_____________________________________________________________________________

DUN & BRADSTREET INTERNATIONAL, LTD. (Continued)
   Dun & Bradstreet Nederland Holding B.V.  The Netherlands
      A. C. Nielsen (Nederland) B.V.        The Netherlands
         ANR AMER Nielsen Research Limited  Cyprus               51.0
            AMER Marketing Co. Ltd.         Bulgaria
            AMER EESTI AS                   Estonia
            AMER Baltic Ltd.                Lithuania
            AMER Ltd.                       Latvia
            AMER Research Ltd. s.r.l.       Romania
            AMER Marketing Co. Ltd.         Russia
            AMER Marketing Plus Ltd.        Russia
            AMER D.O.O.                     Slovenia
            AMER Marketingoru
              Spolecnost s.r.o.             Slovak Republic
            Nielsen Marketing Research
              spol, s.r.o.                  Czech Republic
            Nielsen Marketing Research Ktf. Hungary
            Nielsen Marketing Research
              Sp. z.o.o.                    Poland
         Nederlands Centrum voor Marketing
           Analyses B.V.                    The Netherlands      70.0
      Dun & Bradstreet Danmark Holding A/S  Denmark
         AIM Nielsen A/S                    Denmark
            AIM Farmstat ApS                Denmark              66.67
         D & B International A/S            Denmark
         A/S H. Hyldahl                     Denmark
         Dahl Jensen Kuvertering ApS        Denmark
      Dun & Bradstreet (C & EE)
        Holding B.V.                        The Netherlands      70.0
         Dun & Bradstreet spol s r.o.       Czech Republic
         Dun & Bradstreet Hungaria
           Informacio Szolgaltato Korlatolt Hungary              88.73
           Felelosegu Tarsasag [d/b/a Dun & Bradstreet Hungaria Kft.]
         Dun & Bradstreet Poland sp. z o.o. Poland
      Dun & Bradstreet Software Services
        (Nederland) B.V.                    The Netherlands
         Dun & Bradstreet B.V.              The Netherlands
      IMS Services Nederland B.V.           The Netherlands
      Soliditet Norden AB                   Sweden
         Soliditet AB                       Sweden
         Soliditet OY                       Finland
      A.C. Nielsen Company A.B.             Sweden
   Dun & Bradstreet Holding (Norway) AS     Norway
      Soliditet AS                          Norway
   Dun & Bradstreet (New Zealand) Limited   New Zealand
   Dun & Bradstreet S.A.                    Peru
   Dun & Bradstreet Portugal, Lda.          Portugal
   Dun & Bradstreet (Singapore) Pte. Ltd.   Singapore
   Dun & Bradstreet A.G.                    Switzerland
      Bichet Auskunfte A.G.                 Switzerland
   Ifico-Burgel A.G.                        Switzerland
      Novinform AG                          Switzerland
         Renseignements Fell SA             Switzerland          70.0
   Dun & Bradstreet C.A.                    Venezuela
   Dun & Bradstreet Zimbabwe
     (Private) Limited                      Zimbabwe

DUN & BRADSTREET INVESTMENTS CANADA INC.	Ontario, Canada

                  THE DUN & BRADSTREET CORPORATION            EXHIBIT B
        LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1995
                                             State or Other       % Ownership
           Name                              Jurisdiction of     100% except
                                             Incorporation       as noted
_____________________________________________________________________________
DUN & BRADSTREET LEASING INC.               Ontario,Canada

DUN & BRADSTREET SOFTWARE HOLDINGS, INC.    Delaware
   DBC Holding Corp.                        Delaware
      Dun & Bradstreet Software
        Services, Inc.                      Georgia
         DBS-Dun & Bradstreet Software Services
           do Brasil Ltda.                  Brazil
         D&BS Services (M) Sdn. Bhd.        Malaysia
         Dun & Bradstreet Software Services
           Hong Kong Limited                Hong Kong
         Dun & Bradstreet Software Services
           New Zealand Limited              New Zealand
         Dun & Bradstreet Software Services
           (S) PTE Ltd.                     Singapore
         Dun & Bradstreet Software Services
            International, Inc.             Georgia
         Dun & Bradstreet Software Services
           (Canada) No. 2 Limited           Ontario,Canada
         Dun & Bradstreet Software Services
           Holdings S.A.                    France
         Dun & Bradstreet Software Services
           Australia Holdings Pty. Ltd.     Australia
         D&B Technology Asia K.K.           Japan

DUN-DONNELLEY PUBLISHING CORPORATION        Delaware

DUNS INVESTING CORPORATION                  Delaware

550 COCHITUATE ROAD INVESTMENT CORPORATION  Delaware

GARTNER GROUP, INC.                         Delaware             50.6
   Gartner Group Asia, Inc.                 Delaware
   Gartner Group Europe, Inc.               Delaware
   Gartner Group Sales, Inc.                Delaware
   GG Hong Kong, Inc.                       Delaware
   New Science Associates Inc.              Delaware
      New Science Associates, Ltd.          England
   Real Decisions, Inc.                     Connecticut
   Gartner Group FSC, Inc.                  Virgin Islands
   Gartner Group Scandinavia, A/S           Denmark
   Gartner Group UK Ltd.                    England
   Gartner Group France S.A.R.L.            France
   Gartner Group, GMBH                      Germany
   Gartner Group Italia S.R.L.              Italy
   Gartner Group Nederland BV               The Netherlands
   Gartner Group Norge, A/S                 Norway
   Gartner Group Sverige, AB                Sweden

                  THE DUN & BRADSTREET CORPORATION            EXHIBIT B
        LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1995
                                             State or Other       % Ownership
           Name                              Jurisdiction of     100% except
                                             Incorporation       as noted
_____________________________________________________________________________

I.M.S. INTERNATIONAL, INC.                  Delaware
   I.M.S. Financial, Inc.                   Delaware
      IMS Pharminform Holding AG            Switzerland
         Informations Medicales Et
           Statistiques S.A.                Belgium
         Informations Medicales &
           Statistiques S.A.R.L.            Morocco
         Institute for Medical Statistics
           Norge A/S                        Norway
         IMS AG                             Switzerland
         IMS Medinform A.S.                 Czech Republic
         IMS Information Medical
           Statistics AG                    Switzerland
            IMS Poland Limited              Poland
            IMS Medinform Hungaria
              Market Research Services Ltd. Hungary
         IMSMARQ AG                         Switzerland
         IMS Servicos Ltda.                 Brazil
         IMS Tunisia                        Tunisia
         Interdata S.A. de C.V.             Mexico
         RCI Research Consultants AG        Switzerland
            Marketing Y Datos Limitada
              [k/a Markdata Ltda.]          Chile
         Interstatistik AG                  Switzerland
            I M S Ges.m.b.H.                Austria
            Datec Industria e Comercio,
              Distribuidora Grafica e Mala
              Direta Ltda.                  Brazil
         Interdata Dominicana, S.A.         Dominican Republic
         Intercomunicaciones Y Servicio
           de Datos S.A.                    Colombia
                      [k/a Interdata S.A.]
         Pharma Data Paraguaya S.R.L.       Paraguay
         Pharma Data Uruguaya S.A.          Uruguay
         Data Coordination AG               Switzerland
            PMA Sociedad Anonima            Argentina
         Datandina S.A. (Peru)              Peru
         Institute for Medical
           Statistics Oy                    Finland
         I.M.S. (Nederland) B.V.            The Netherlands
         I.M.S. Nederland Finance B.V. io   The Netherlands
         Datandina Ecuador S.A.             Ecuador
         Asserta Centroamerica Medicion de
           Mercados, S.A.                   Guatemala
         PMV De Venezuela, C.A.             Venezuela
         Pharmadat Marktforschungs-
           Gesellschaft m.b.H.              Austria
            Pharmacall Statistik Ges.
             m.b.H.                         Austria
            Medidat Marktforschungs-
              Gesellschaft m.b.H.           Austria              50.0
         Intercontinental Marketing Services
           Iberica, S.A.                    Spain
         Pharmatest Medical Market
           Studies, S.A.                    Spain
         Mercados Y Analisis, S.A.
           [k/a M.A.S.A.]                   Spain
         IMS Turkiye Ltd.                  Turkey

                  THE DUN & BRADSTREET CORPORATION            EXHIBIT B
        LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1995
                                             State or Other       % Ownership
           Name                              Jurisdiction of     100% except
                                             Incorporation       as noted
_____________________________________________________________________________
I.M.S. INTERNATIONAL, INC. (Continued)
   I.M.S. Financial, Inc. (Continued)
      IMS Pharminform Holding AG (Continued)
         SRG Holdings Limited               Hong Kong
            SRG Management Services Limited Hong Kong
               Survey Research Hongkong Ltd.Hong Kong
                  SRG China Ltd.            Hong Kong
                     Shanghai SRG Ltd.      China                80.0
               SRG Research Services
                (HK) Ltd.                   Hong Kong
               Survey Research Asia
                 Pacific Ltd.               Hong Kong
                  Survey Research
                    Taiwan Ltd.             Taiwan
               Research Consulting
                 Services Ltd.              Hong Kong
               Survey Research Group Ltd.   Hong Kong
                  SRG Guangzhou Ltd.        China                64.0
               Survey Research Group
                 Pte. Ltd.                  Singapore
                  ASI Market Research Inc.  Japan
                  Deemar Company Ltd.       Thailand
                  Survey Research Singapore
                    Pte. Ltd.               Singapore
                  Consumer Pulse Inc.       Philippines
                  Dealer Pulse Inc.         Philippines
                  Media Pulse Inc.          Philippines
                  SRG International Ltd.    New York
                  Marketing Insights
                    Pty. Ltd.               Australia
                  Market Research (NZ) Ltd. New Zealand
                  Research Philippines
                    Unisearch Inc.          Philippines
                  SRG Research Canada Ltd.  Canada
                     D.J. Calhoun
                       Marketing &
                       Development Ltd.      Canada              86.0
                        Recherches en
                          Marketing (Quebec)
                          Inc.               Canada              86.0
      IMS Software Services, Ltd.            Delaware
      Dun & Bradstreet Germany Holding, Ltd. Delaware
         ACN Marketing Research Holding GmbH Germany
            A. C. Nielsen GmbH               Germany
               A. C. Nielsen Werbeforschung
                 S&P GmbH                    Germany
            Dataquest GmbH                   Germany
         P&S Handelsberatung GmbH            Germany
         D & B Schimmelpfeng GmbH            Germany
            D&B Unterstutzungskasse GmbH     Germany
            IMS Holding Deutschland GmbH     Germany
               IFNS Marktforschung GmbH      Germany
               Institut fur Medizinische
                 Statistik GmbH              Germany
                  I.M.S. Hellas Ltd.         Greece
                  IMS Data GmbH              Germany
            Midoc Medizinische Informations
              -und Dokumentations-           Germany
                              Gesellschaft m.b.H.
      IMS Japan Ltd. (KK)                    Japan
      Pharmamedia AG                         Switzerland         51.0
   I.M.S. Portugal-Consultores Internacionais
    de Marketung Farmaceutico, Lda.          Portugal

                  THE DUN & BRADSTREET CORPORATION            EXHIBIT B
        LIST OF ACTIVE SUBSIDIARIES AS OF JANUARY 31, 1995
                                             State or Other       % Ownership
           Name                              Jurisdiction of     100% except
                                             Incorporation       as noted
_____________________________________________________________________________
I.M.S. INTERNATIONAL, INC. (Continued)
   IMS (NZ) Limited                         New Zealand
      IMS Investments (NZ) Limited          New Zealand
   Riddell Information Services Pty. Ltd.   New Zealand
   IMS Pacific Limited                      Hong Kong
      IMS HK Investments Ltd.               Hong Kong
   IMS of Canada, Ltd.                      Canada
   Informations Medicales Et
     Statistiques S.A.R.L.                  France
   Intercontinental Medical Statistics
     International, Ltd.                    New York
   Market Research International, Ltd.      Delaware
      Nippon Computer Services, Inc.        Japan
      IMS Asia (1989) Pte. Ltd.             Singapore
      Data Coordination (Israel) Ltd.       Israel
   Clark-O'Neill, Inc.                      New Jersey
      IMS America, Ltd.                     New Jersey
      Coordinated Management Systems, Inc.  Delaware
      Emron, Inc.                           New Jersey

INTERACTIVE DATA CORPORATION                Delaware

MOODY'S INVESTORS SERVICE, INC.             Delaware
   Moody's Canada Inc.                      Canada
   Moody's Deutschland GmbH                 Germany
   Moody's Asia Pacific Limited             Hong Kong
   Moody's Japan Kabushiki Kaisha           Japan
   Moody's Investors Service Espana, S.A.   Spain

OAK INVESTMENTS LTD.                        Bermuda

PILOT SOFTWARE, INC.                        Delaware
   PES (Amsterdam) Holding en Finance B.V.  The Netherlands
      Pilot Software Pty. Ltd.              Australia
      Pilot Software S.A.R.L.               France
      Pilot Software GmbH                   Germany
      Pilot Software B.V.                   The Netherlands
      Pilot Software S.R.L.                 Italy
      Pilot Software Pte. Ltd.              Singapore
      Pilot Software AB                     Sweden
      Pilot Software Ltd.                   England
         Thorn EMI Computer Software Ltd.   England

SALES TECHNOLOGIES, INC.                    Georgia

THE REUBEN H. DONNELLEY CORPORATION         Delaware
   D&B Investors L.P.                       Delaware             99.0
   Am-Don Partnership [d/b/a DonTech]       Illinois             50.0
   C-Don Partnership                        Pennsylvania         50.0
   CenDon Partnership                       Illinois             50.0
   Uni-Don Partnership                      Florida              50.0

                                                January 31, 1995

                           B-9